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                                   EXHIBIT 16

                                BHARTI SUDAN, CPA
                                  [LETTERHEAD]

April 17, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

I have read Item 4 of the Report on Form 8-K of StarMed Group, Inc. and I agree with statements contained therein as they relate to our firm.

Very truly yours,

/s/ Bharti Sudan
---------------------------
Bharti Sudan
Certified Public Accountant

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